SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
     Date of Report (date of earliest event reported):  NOVEMBER 30, 2009

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
       (State or Other            (Commission File         (IRS Employer
       Jurisdiction of               Number)               Identification
       Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

      Mid-Wisconsin Financial Services, Inc. (the "Company") announced on December 2, 2009, that it has appointed Mark A. King as Vice President and Chief Financial/Operations Officer.

      The material terms and conditions of Mr. King's employment are summarized in Item 5.02 below and incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of
           Officers; Appointment of Principal Officers.

      On November 30, 2009, Mr. King was elected Chief Financial/Operations Officer of the Company. Mr. King, age 48, has been the Chief Financial Officer and Senior Vice President of the Banks of Wisconsin, Kenosha, WI, since 2000. Rhonda R. Kelley who has been serving as the company's Principal Accounting Officer on an interim basis since July 1, 2008, will assume the role as Controller of the bank.

      Mr. King will receive an annual salary of $130,000 and use of a company-owned vehicle. He will be eligible to participate in the Company's Executive Management Bonus Program which will provide for a maximum potential incentive payment of 35% of his base salary. The criteria for the program is established annually by the board of directors, with 80% of the payment under the plan subject to the achievement by the Company of financial performance targets and 20% based on achievement of personal objectives established by the Company's CEO. Mr. King has also been granted options under the Company's 1999 Stock Option Plan to purchase 3,000 shares at an exercise price of $9.25 per share. The options granted under the plan vest at the rate of 25% per year beginning on the first anniversary of his employment and contain a one-time reload feature and ten-year term. Mr. King is also entitled to reimbursement of up to $15,000 to cover relocation expenses and will participate in the Company's standard welfare and retirement benefit programs on the same basis as all other employees.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          Exhibit 99.1   Press release dated December 2, 2009


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  December 2, 2009             By:  JAMES F. WARSAW
                                         James F. Warsaw
                                         President and Chief Executive Officer



                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED DECEMBER 2, 2009
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))

99.1      PRESS RELEASE DATED DECEMBER 2, 2009